                                                                   EXHIBIT 10(y)

                         [IBM LETTERHEAD APPEARS HERE]




November 18, 1997

Mr. Jay Scott
Vice President, Product Services
CompuCom
7171 Forest Lane
Dallas, Texas 75230

Dear Jay:

IBM is pleased to offer to extend your Agreement for Participation in the IBM Business Partner - PC, Authorized Assembler Program, dated 01/16/1997, (AAP Agreement) to December 31, 1998.

Please indicate your agreement to this extension by signing below and returning this letter to me. Your AAP Agreement will expire without further notice on December 31, 1997 if you do not return the signed letter to me by then.

We look forward to continuing our relationship so that IBM can work with you more effectively, improve efficiency and reduce costs through our Advanced Fulfillment Initiatives and the Authorized Assembler Program.

Sincerely,

/s/ BUD

John C. Nesbit
Policy Execution Manager, Authorized Assembler Program
IBM Personal Computer Company

Agreed to:

CompuCom


By: /s/ JAY SCOTT
   -----------------------------------

Title: VP Product Services
      --------------------------------

Date:  12/3/97
      --------------------------------